BLACKROCK FUNDSSM

BlackRock Money Market Portfolio

BlackRock Short Obligations Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the

Statement of Additional Information of each Fund

Effective immediately, the first paragraph of the section entitled “Management, Advisory and Other Service Arrangements—Custodian [and Transfer Agent]” is deleted in its entirety and replaced with the following:

JPMorgan Chase Bank, N.A., which has its principal offices at 383 Madison Avenue, New York, New York 10179, and The Bank of New York Mellon, which has its principal offices at One Wall Street, New York, New York 10286, each serve as a custodian for the Fund. Among other responsibilities, JPMorgan Chase Bank, N.A. maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Fund. Additionally, The Bank of New York Mellon maintains a custody account or accounts in the name of the Fund for the limited purpose of holding certain cash assets of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-MMSO-0617SUP